                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant [ ]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:

    [ ] Preliminary Proxy Statement                       [ ] Confidential, for Use of the Commission
                                                          Only (as permitted by Rule 14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       VIDEO NETWORK COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                       VIDEO NETWORK COMMUNICATIONS, INC.
                             50 INTERNATIONAL DRIVE
                        PORTSMOUTH, NEW HAMPSHIRE 03801

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2001

                            ------------------------

To Our Stockholders:

     Notice is hereby given that the 2001 Annual Meeting of Stockholders of Video Network Communications, Inc. (the "Company") will be held at the Company's headquarters, located at 50 International Drive, Portsmouth, New Hampshire 03801, on Tuesday, April 24, 2001 at 10:00 a.m., local time, for the following purposes:

          1. To elect six directors of the Company to serve for one, two or three-year terms expiring at the Annual Meeting of Stockholders to be held in 2002, 2003 or 2004 respectively, or until their successors are elected and qualified;

          2. To consider and vote upon a proposal to approve the adoption of an amendment to the 1999 Stock Incentive Plan to increase to 3,640,000 shares the number of shares of common stock issuable under the plan from the 2,640,000 shares of common stock currently authorized to be issued; and

          3. To transact such other business as may properly come before the 2001 Annual Meeting of Stockholders or any adjournment thereof.

     Only holders of record of our common stock at the close of business on March 19, 2001 will be entitled to notice of, and to vote at, the 2001 Annual Meeting of Stockholders or any adjournment or postponement thereof.

                                          By Order of the Board of Directors,

                                          Robert H. Emery
                                          Secretary

Dated: March 19, 2001

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE THE ENCLOSED PROXY BY INTERNET, BY TELEPHONE OR VIA THE MAIL. IF YOU VOTE BY MAIL, PLEASE SIGN AND DATE THE PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                       VIDEO NETWORK COMMUNICATIONS, INC.
                             50 INTERNATIONAL DRIVE
                        PORTSMOUTH, NEW HAMPSHIRE 03801
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 2001
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

PROXY SOLICITATION

     We are furnishing this proxy statement in connection with the solicitation of proxies by our Board of Directors for use at our 2001 Annual Meeting of Stockholders. Our 2001 Annual Meeting will be held at the Company's headquarters, located at 50 International Drive, Portsmouth, New Hampshire 03801, on Tuesday, April 24, 2001, at 10:00 a.m., local time. We have given you information regarding the purposes of the 2001 Annual Meeting of Stockholders and the matters to be acted upon in the accompanying notice of Annual Meeting of Stockholders. In this proxy statement, we refer to Video Network Communications, Inc., a Delaware corporation, as we, the Company, Video Network Communications or VNCI. We refer to our stockholders as you or the stockholders.

     In lieu of an Annual Report to Stockholders for the year ended December 31, 2000, we are mailing a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2000, including our audited financial statements but excluding exhibits, to our stockholders who are entitled to vote at the 2001 Annual Meeting of Stockholders. We will also provide you with copies of the exhibits to the Annual Report on Form 10-KSB for a reasonable fee, upon written request to Robert H. Emery, Chief Financial Officer and Vice President, Administration, Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. The Annual Report on Form 10-KSB does not form any part of the material for the solicitation of proxies.

     We will pay all of the costs of this proxy solicitation. In addition to the solicitation of proxies by use of the mails, our officers and other employees may solicit proxies by personal interview, telephone and e-mail. We will not pay any of these persons compensation for those services, which will be performed in addition to their regular duties. We also have made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of our common stock that are held of record by such firms. We will reimburse those persons for their reasonable out-of-pocket expenses in forwarding the proxy soliciting materials.

     We will have a list of the holders of our common stock entitled to vote at the 2001 Annual Meeting of Stockholders available for examination by any stockholder of our Company, for any purpose germane to the meeting, for ten days prior to the meeting. The list will be open for examination at our corporate offices located at 50 International Drive, Portsmouth, New Hampshire 03801.

     This proxy statement and the enclosed proxy are first being mailed to our stockholders on or about March 23, 2001.

HOW TO VOTE YOUR PROXY OR REVOKE A PRIOR PROXY

     We are enclosing a proxy for use at the 2001 Annual Meeting of Stockholders and a return envelope. Shares of our common stock that are outstanding on the record date for the 2001 Annual Meeting of Stockholders that are represented by a properly executed proxy will be voted at the Annual Meeting of Stockholders in accordance with the instructions in the proxy if the proxy is timely received and not revoked. If you do not indicate any instructions on the proxy, the proxy holders will vote your shares of common stock "FOR" the proposal to elect six directors of the Company to serve for one, two or three-year terms expiring at the Annual Meeting of Stockholders to be held in 2002, 2003 or 2004, respectively or until their successors are elected and qualified; and "FOR" the proposal to approve the adoption of an amendment to the 1999 Stock Incentive Plan. You also give us discretionary authority in the proxy as to any matters not specifically referred to herein. We are not aware of any other matters that are likely to be brought before the 2001 Annual Meeting of Stockholders. However, if any other matters properly come before the Annual Meeting of Stockholders, the persons named in the proxy are fully authorized to vote on those matters in accordance with their judgment and discretion.

     You may revoke a proxy that you have given us at any time prior to its exercise at the 2001 Annual Meeting of Stockholders. If you would like to revoke a prior proxy, you may do so by (1) giving written notice of revocation to the Secretary of our company, (2) properly submitting to us a new executed proxy bearing a later date, or (3) voting in person at the Annual Meeting of Stockholders. You should address all written notices of revocation of a proxy or other communications with respect to revocation of proxies to Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801,
Attention: Corporate Secretary.

VOTING PROCEDURE

     All holders of record of our common stock at the close of business on March 19, 2001, the record date of the 2001 Annual Meeting of Stockholders, will be eligible to vote at the Annual Meeting of Stockholders. Each holder of our common stock is entitled to one vote at the Annual Meeting of Stockholders for each share of common stock held on the record date. As of March 19, 2001, there were 10,667,970 shares of our common stock outstanding.

     If a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting of Stockholders are present at the meeting in person or by proxy, a quorum necessary for the transaction of business will be present at the Annual Meeting of Stockholders. The inspector of election for the Annual Meeting of Stockholders will tabulate votes cast in person or by proxy, abstentions and broker non-votes (which we define below) and will consider those votes, abstentions and broker non-votes in the determination of whether a quorum is present at the 2001 Annual Meeting of Stockholders. The inspector of election will treat shares represented by executed proxies that abstain from voting as shares that are present and entitled to vote at the meeting for purposes of determining whether a matter has been approved. If, with respect to any shares, a broker or other nominee submits a proxy indicating that instructions have not been received from the beneficial owners or the persons entitled to vote, and that such broker or other nominee does not have discretionary authority to vote such shares (a "broker non-vote") on either proposal, those shares will not be treated as present and entitled to vote for purposes of determining whether the proposal is approved.

                               SECURITY OWNERSHIP

     We are presenting the information set forth below regarding beneficial ownership of the common stock in accordance with rules of the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under the Commission's rules, beneficial ownership of common stock includes any shares as to which a person has the sole or shared voting power or investment power, and also includes any shares which a person has the right to acquire within 60 days of the date of this proxy statement through the exercise of any stock option, warrant or other right.

SECURITY OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL
STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 19, 2001, by (i) all persons known by us to beneficially own 5% or more of the outstanding shares of common stock,
(ii) each current director and each person nominated for election as a director,
(iii) each of our executive officers, and (iv) all of our current directors and executive officers, as a group. Unless otherwise noted, each stockholder named has sole voting and investment power with respect to such shares, subject to community property laws where applicable.

                                                                   AMOUNT AND
                                                                   NATURE OF
                  NAME OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP   PERCENT (1)
                  ------------------------                    --------------------   -----------
5% OR GREATER STOCKHOLDERS
Robert Gladstone (2)........................................         660,833             5.8%
Roger Gladstone (3).........................................         560,833             5.0%
David Nussbaum (4)..........................................       2,344,639            18.8%
The Rubenstein Group (5)(6).................................       1,200,500            10.8%
DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS
Roger A. Booker (7).........................................         108,542             1.0%
James F. Bunker (8).........................................         224,843             2.1%
Eugene R. Cacciamani (9)....................................          54,688               *
Robert H. Emery (10)........................................         123,917             1.1%
Richard S. Friedland (11)...................................          30,000               *
Martin Grant (12)...........................................               0               0
Stephen A. LaMarche (13)....................................          53,500               *
Quentin R. Lawson (14)......................................               0               0
Carl Muscari (15)...........................................         149,999             1.4%
Steven A. Rogers (16).......................................         162,842             1.5%
All directors and executive officers as a group (9
  persons)(17)..............................................         908,331             7.9%

---------------
     *   Less than one percent
    (1) Applicable percentage of ownership as of March 19, 2001 is based on 10,667,970 shares of common stock outstanding. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission. For each beneficial owner, shares of common stock subject to options or warrants exercisable within 60 days of March 19, 2001 are deemed outstanding.
    (2) The address of Mr. Robert Gladstone is c/o EarlyBirdCapital, Inc., One State Street Plaza, 24th Floor, New York, New York 10004. Consists of
         (i) 75,000 shares of common stock that may be acquired by Mr. Gladstone upon the exercise of an outstanding option issued in connection with our June 1999 public offering, (ii) 50,000 shares of common stock that may be acquired by Mr. Gladstone upon the exercise of a warrant underlying the outstanding option issued in connection with the June 1999 public offering, (iii) 16,667 shares of common stock purchased by Mr. Gladstone in our August 2000 private placement, (iv) 19,166 shares of common stock issuable upon the exercise of outstanding warrants to purchase common stock at an exercise price of $4.00 per share, (v) 300,000 shares of common stock that may be acquired by GKN Securities Corp. upon the exercise of an outstanding option issued in connection with our June 1999 public offering, and (vi) 200,000 shares of common stock that may be acquired by GKN Securities Corp. upon the exercise of a warrant underlying the outstanding option issued in connection with the June 1999 public offering. Mr. Robert Gladstone is the President and Chief Executive Officer of GKN Securities Corp. and a minority stockholder and an Executive Vice President of Firebrand Financial Group, Inc., the parent company of GKN Securities Corp. As a result of such positions, Mr. Robert Gladstone may exercise voting or investment control over such securities and may be deemed to be the beneficial owner of the securities held by GKN Securities Corp.
    (3) The address of Mr. Roger Gladstone is c/o EarlyBirdCapital, Inc., One State Street Plaza, 24th Floor, New York, New York 10004. Consists of
         (i) 15,000 shares of common stock that may be acquired by Mr. Gladstone upon the exercise of an outstanding option issued in connection with our June 1999 public offering, (ii) 10,000 shares of common stock that may be acquired by Mr. Gladstone upon the exercise of a warrant underlying the outstanding option issued in connection with our June 1999 public offering, (iii) 16,667 shares of common stock purchased by Mr. Gladstone in our August 2000 private placement, (iv) 19,166 shares of common stock issuable upon exercise of outstanding warrants to purchase common stock at an exercise price of $4.00 per share, (v) 300,000 shares of common stock that may be acquired by GKN Securities Corp. upon the exercise of an outstanding option issued in connection with our June 1999 public offering, and (vi) 200,000 shares of common stock that may be acquired by GKN Securities Corp. upon the exercise of a warrant underlying the outstanding option issued to GKN Securities Corp. in connection with the June 1999 public offering. Mr. Roger Gladstone is a director of GKN Securities Corp. and a minority stockholder, director and Vice Chairman of Firebrand Financial Group, Inc., the parent company of GKN Securities Corp. As a result of such positions, Mr. Roger Gladstone may exercise voting or investment control over such securities and may be deemed to be the beneficial owner of the securities held by GKN Securities Corp.

    (4) The address of Mr. Nussbaum is c/o EarlyBirdCapital, Inc., One State Street Plaza, 24th Floor, New York, New York 10004. Consists of (i) 75,000 shares of common stock that may be acquired by Mr. Nussbaum upon the exercise of an outstanding option issued in connection with our June 1999 public offering, (ii) 50,000 shares of common stock that may be acquired by Mr. Nussbaum upon the exercise of a warrant underlying the outstanding option issued in connection with the June 1999 public offering, (iii) 16,667 shares of common stock purchased by Mr. Nussbaum in our August 2000 private placement, (iv) 19,166 shares of common stock issuable upon the exercise of outstanding warrants to purchase common stock at an exercise price of $4.00 per share, (v) 519,166 shares of common stock owned by Dalewood Associates L.P., that were purchased in our August 2000 private placement, (vi) 597,040 shares of common stock issuable to Dalewood Associates L.P., upon the exercise of outstanding warrants to purchase common stock at an exercise price of $4.00 per share, (vii) 264,000 shares of common stock issuable to EarlyBirdCapital, Inc. ("EBC") or its designee, upon the exercise of an outstanding purchase option, (viii) 303,600 shares of common stock issuable to EBC or its designee, upon the exercise of certain warrants underlying the outstanding purchase option, (ix) 300,000 shares of common stock that may be acquired by GKN Securities Corp. upon the exercise of an outstanding option issued to GKN Securities Corp. in connection with our June 1999 public offering, and (x) 200,000 shares of common stock that may be acquired by GKN Securities Corp. upon exercise of a warrant underlying the outstanding option issued in connection with the June 1999 public offering. Mr. Nussbaum is an officer and director of Dalewood Associates, Inc., the manager of Dalewood Associates L.P. As a result of such positions, Mr. Nussbaum may be deemed to be the beneficial owner of the securities held by Dalewood Associates L.P. Mr. Nussbaum is also the Chairman and a minority stockholder of Firebrand Financial Group, Inc., which is the majority stockholder of the parent company of EBC, and he is the Chief Executive Officer of EBC. As a result of such positions, Mr. Nussbaum may be deemed to be the beneficial owner of the securities held by EBC. Mr. Nussbaum disclaims beneficial ownership of the securities held by Dalewood Associates L.P. and EBC because he does not exercise voting or investment power over the securities. Mr. Nussbaum is also a director of GKN Securities Corp. and the Chairman and a minority stockholder of Firebrand Financial Group, Inc., the parent company of GKN Securities Corp. As a result of such positions, Mr. Nussbaum may exercise voting or investment control over such securities and may be deemed to be the beneficial owner of the securities held by GKN Securities Corp.
    (5) This information, except for the percentage beneficially owned, is as of December 31, 2000 and is based solely on a Schedule 13G filed on June 15, 1999, as amended by Amendment No. 1 to Schedule 13G filed on February 14, 2001 with the Securities and Exchange Commission by Wheatley Partners II, L.P. (formerly Applewood Associates, L.P. and referred to herein as "Wheatley"), Applewood Capital Corp. ("Applewood"), Barry Rubenstein, Irwin Lieber, Barry Fingerhut, Seth Lieber, Jonathan Lieber, Seneca Ventures ("Seneca"), Woodland Venture Fund ("Woodland Fund"), Woodland Partners, The Marilyn and Barry Rubenstein Family Foundation (the "Rubenstein Foundation"), Marilyn Rubenstein, Woodland Services Corp., Brian Rubenstein, and Rebecca Rubenstein. The address of Mr. Barry Rubenstein and Mrs. Marilyn Rubenstein is 68 Wheatley Road, Brookville, New York 11545.
    (6) Consists of the following securities: (i) 150,000 shares of common stock owned by Wheatley, 80 Cuttermill Road, Great Neck, New York 11021, with respect to which Mr. Barry Rubenstein has shared voting and dispositive power; (ii) 200,000 shares of common stock owned by Seneca, 68 Wheatley Road, Brookville, New York 11545, and warrants to purchase an additional 115,000 shares of common stock held by Seneca which are currently exercisable or exercisable within 60 days of the date of this proxy statement, with respect to which Mr. Barry Rubenstein has shared voting and investment power; (iii) 345,000 shares of common stock owned by Woodland Fund, 68 Wheatley Road, Brookville, New York, 11545, and warrants to purchase an additional 230,000 shares of common stock held by Woodland Fund which are currently exercisable or exercisable within 60 days of the date of this proxy statement, with respect to which Mr. Barry Rubenstein has shared voting and investment power; (iv) 53,000 shares of common stock owned by Woodland Partners, 68 Wheatley Road, Brookville, New York 11545, with respect to which Mr. Barry Rubenstein has shared voting and investment power; and (v) 50,000 shares of common stock owned by The Rubenstein Foundation, 68 Wheatley Road, Brookville, New York 11545, and warrants to purchase an additional 57,500 shares of common stock held by Woodland Fund which are currently exercisable or exercisable within 60 days of the date of this proxy statement, with respect to which Mr. Barry Rubenstein has shared voting and investment power. Woodland Services Corp. is a general partner of Seneca and Woodland Fund. Mr. Barry Rubenstein is a general partner of Wheatley, Seneca, Woodland Fund and Woodland Partners, an officer and director of Woodland Services Corp. and a Trustee of the Rubenstein Foundation. Mrs. Marilyn Rubenstein is a general partner of Woodland Partners, a Trustee of the Rubenstein Foundation and an officer of Woodland Services Corp., and is the wife of Mr. Barry Rubenstein. Each of Mr. and Mrs. Rubenstein disclaim ownership of these securities except to the extent of his or her equity interest therein. Applewood Capital Corp., Irwin Lieber and Barry Fingerhut are also general partners of Wheatley and Messrs. Irwin Lieber and Barry Fingerhut are also officers and directors of Applewood Capital Corp., and as such, may be deemed to exercise voting and investment power over the securities owned by Wheatley. Seth Lieber and Jonathan Lieber are also general partners of Wheatley and officers of Applewood Capital Corp., and as such, may be deemed to exercise voting and investment power over these securities owned by Wheatley. Applewood Capital Corp., Irwin Lieber, Barry Fingerhut, Seth Lieber and Jonathan Lieber disclaim beneficial ownership of the equity securities owned by Wheatley except to the extent of his or its equity interest therein. Brian Rubenstein and Rebecca Rubenstein are also Trustees of the Rubenstein Foundation and, as such, may be deemed to exercise beneficial ownership of these securities owned by the foundation. Brian Rubenstein is the son and Rebecca Rubenstein is the daughter of Barry and Marilyn Rubenstein. Each disclaims beneficial ownership of the equity securities owned by the Rubenstein Foundation except to the extent of his or her equity interest therein.
    (7) The address of Mr. Booker is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Includes 107,145 shares of common stock issuable upon exercise of options.
    (8) The address of Mr. Bunker is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Includes 214,285 shares of common stock that may be acquired upon exercise of outstanding options.
    (9) The address of Dr. Cacciamani is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Includes 50,465 shares of common stock issuable upon exercise of options.
    (10) The address of Mr. Emery is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Includes 114,788 shares of common stock issuable upon exercise of options.
    (11) The address of Mr. Friedland is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Consists of 30,000 shares of common stock issuable upon exercise of options.
    (12) The address of Mr. Grant is 535 East 86th Street, Apt. 11A, New York, New York 10028.
    (13) The address of Mr. Lawson is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801.
    (14) The address of Mr. LaMarche is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Consists of 53,500 shares of common stock issuable upon exercise of options.
    (15) The address of Mr. Muscari is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. Consists of 149,999 shares of common stock issuable upon exercise of options.
    (16) The address of Mr. Rogers is c/o Video Network Communications, Inc., 50 International Drive, Portsmouth, New Hampshire 03801. All of the shares of common stock owned by Mr. Rogers are pledged to Merrill Lynch Credit Corporation to secure certain obligations. Includes 30,000 shares of common stock issuable upon exercise of options.
    (17) Includes 750,182 shares of common stock issuable to executive officers and directors upon exercise of options.

              DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

     Our current directors, executive officers and persons nominated to become a director are set forth below. Biographical information concerning each of the directors, executive officers and nominees is presented on the following pages. Information is presented as of March 19, 2001.

                   NAME                     AGE                    POSITION
                   ----                     ---                    --------
Mr. Carl Muscari..........................  49    Chairman of the Board of Directors,
                                                  President and Chief Executive Officer
Mr. Roger A. Booker.......................  46    Senior Vice President, Business
                                                  Development
Mr. Robert H. Emery.......................  56    Chief Financial Officer, Vice President,
                                                  Administration and Secretary
Mr. Stephen LaMarche......................  37    Vice President, Sales and Marketing
Mr. James F. Bunker.......................  66    Director
Dr. Eugene R. Cacciamani..................  64    Director
Mr. Richard S. Friedland..................  50    Director
Mr. Martin Grant..........................  43    Director Nominee
Mr. Quentin R. Lawson.....................  68    Director
Mr. Steven A. Rogers......................  49    Director

EXECUTIVE OFFICERS

     Carl Muscari was named President in September 1999 and was appointed Chief Executive Officer and elected a director in December 1999. On January 23, 2001, he was elected Chairman of the Board of Directors. He has more than fifteen years experience in the leadership of high technology companies. From February 1996 through July 1998, he served as the President of Acuity Imaging, LLC, a subsidiary of publicly held Robotic Vision Systems Inc. During his tenure, the company experienced substantial growth by focusing on major semiconductor and electronics markets for deployment of machine vision technology while rapidly developing and acquiring competitive new products. From February 1992 to January 1996, Mr. Muscari was the President and CEO of Ex's Inc., a privately held, high-tech company that pioneered touch feedback control technology in PC games. The Company was sold to Microsoft in 1996. Mr. Muscari holds Engineering degrees from Cornell University and the Massachusetts Institute of Technology as well as an MBA from the Harvard Business School.

     Roger A. Booker has served as Senior. Vice President, Business Development since April 2000. He served as Vice President, Operations and Engineering from August 1999 until April 2000. From February 1996 until August 1999, he was Vice President, Operations. From June 1994 to February 1996, Mr. Booker served as the Vice President, International Development and Operations at Global Partnership, Inc., where he directed international development and operations. From February 1990 to June 1994, Mr. Booker also served as the Vice President, Manufacturing Operations at Cryptic, Inc., an encrypted facsimile machine manufacturer, and served in the same position at General Kinetics, Inc. until July 1990, when it acquired Cryptic, Inc., where he was responsible for overseeing operations, including several acquisitions and divestitures. From August 1986 to February 1990, Mr. Booker was Director of Operations for Magnavox Government and Industrial Electronics Company, where he managed the development of a new 200,000 square foot manufacturing facility.

     Robert H. Emery has served as Chief Financial Officer and Vice President, Administration and Secretary since mid-December 1999. From December 1996 through mid-December 1999, he was Vice President, Administration and Finance and Secretary. He served previously as Vice President, Administration from May 1995 to December 1996. From May 1986 to May 1995, he served as Vice President of Aries Systems International, Inc., an information services company. From August 1983 to July 1986, Mr. Emery served as the ADP Security Officer for the military's largest secure computer network. He is a CPA.

     Stephen W. LaMarche was named Vice President, Sales and Marketing in January 2000. Mr. LaMarche brings over thirteen years of progressive sales and sales management experience from start-up to $50 million in revenues at US TeleCenters, which later merged with View Tech, Inc. He most recently served as Regional Vice President of Sales of View Tech, Inc. from June 1997 to September 1999. In 1997, he also served as Vice President of Business Development for View Tech, Inc. From February 1995 to December 1996, he served as Vice President of Video Conferencing and New York Network of US TeleCenters. From January 1994 to February 1995, he served as Director of Sales focusing on Large Business, Video Conferencing and the National Account Network of US TeleCenters. US TeleCenters was in the business of data and voice network services and related equipment. View Tech, Inc. is in the business of video conferencing services and equipment.

DIRECTORS WHO ARE NOT ALSO EXECUTIVE OFFICERS AND NOMINEES FOR ELECTION AS DIRECTORS

     James F. Bunker has served as a director since January 1999. He served as Chairman of the Board of Directors from February 1999 until January of 2001. From September 1999 through December 1999 he served as Chief Executive Officer of the Company and from July 1998 until early September 1999, he also served as our President. From January 1994 until he joined our Company in July 1998, Mr. Bunker was actively involved as an outside consultant to high technology companies, advising them with respect to the development of a business plan, funding, recruiting management and other key personnel, and serving as an executive member of management teams. Previously, from 1986 until his retirement at the end of 1993, Mr. Bunker served in various capacities with General Instrument Corporation, most recently as the President of the VideoCipher Division of General Instrument. Mr. Bunker also is a director of ViaSat, Inc., a public satellite telecommunications company located in Carlsbad, California and TVIA, a video semi-conductor chip manufacturer.

     Eugene R. Cacciamani has served as a director since August 1994. Since 1987, Dr. Cacciamani has served as a Senior Vice President of Hughes Network Systems, Inc., which furnishes private communications networks to business, government and common carriers. He is responsible for developing new technologies, systems and businesses, including lead efforts in the Hughes DBS DirecTV system and the systems design in the ICO global satellite personal communications systems. Dr. Cacciamani is on the Engineering Advisory Boards at Union College and The Catholic University of America and serves as an advisor to Aloha Networks, Inc.

     Richard S. Friedland was elected as a director in March 1999. Since October 1997, Mr. Friedland has been actively involved as an investor and consultant to emerging high technology companies, with a focus on video and communications. From 1978 to October 1997, Mr. Friedland served in various capacities with General Instrument Corporation, a provider of systems and equipment to the cable telephone and telephony industries. Most recently, from September 1995 to October 1997, he served as Chairman of the Board of Directors and Chief Executive Officer of General Instrument, and he served as President, Chief Operating Officer and Director of that company from September 1993 to September 1995. Mr. Friedland also is a director of Applied Digital Solutions, Inc. and Zilog, Inc.

     Martin Grant is nominated to serve as a director of the Company. He served as President and Chief Operating Officer at CTN Media Group from 1999 to January 2001. CTN Media Group is a leading multi-media firm targeting young adults with properties in television, publishing, specialty media placement and promotion. From December 1995 to December 1998, Mr. Grant was President of Sales, Marketing and International Ventures at Channel One Network (Primedia). Channel One Network is part of Primedia and is an in-school satellite television news network. From 1992 to 1995, Mr. Grant served at DMB&B Advertising as Senior Vice President, Managing Partner & Group Account Director. DMB&B Advertising is one of the five largest full service agencies with offices in more than 45 countries.

     Quentin R. Lawson was elected a director in September of 2000. He has been the Executive Director of the National Alliance of Black School Educators in Washington, DC since March 1996. Previously Mr. Lawson worked for the Congressional Black Caucus Foundation, Inc. as Executive Director from September 1992 until September 1995. Mr. Lawson has worked as Executive Director for the National Forum for Black Public Administrators and as Executive Vice President and Vice President, Applied Research and Director, Urban Consortium for Public Technology, Inc. Mr. Lawson serves as a Board Member of the Museum of Natural History, Smithsonian Institution, as well as a Board Member with Kurron, Inc. In the past, he has served as Chair for the Maryland Higher Education Commission. Presently, he serves as Chairman for the State of Maryland, Governor's Council on Adolescent Pregnancy Prevention. Mr. Lawson holds a BA from West Virginia State College, a ME in Supervision and Administration from University of Maryland, and a MS from Morgan State University.

     Steven A. Rogers founded Video Network Communications in 1993 and has served as a director since that time. He is currently President, CEO and a Director of Cetacean Networks, Inc., a high-technology start-up. From July 1998 through July 1999, he served as our Chief Technology Officer and Vice President, Engineering. He served as President and Chief Executive Officer from our inception until July 1998. Mr. Rogers has participated in other start-up companies as an executive officer or founder. From July 1990 to July 1992, he served as a Senior Vice President of General Kinetics, Inc. where he managed the Cryptek division. In January 1986, he founded Cryptek, Inc., an encrypted facsimile machine manufacturer and, from January 1986 to July 1990, served as its President and Chief Operating Officer until it was acquired by General Kinetics, Inc.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     Our Board of Directors held eight meetings during 2000. During 2000, with the exception of Mr. Lawson, each director attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she served as a director) and the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served). Mr. Lawson was elected at a time when his existing schedule precluded his participation in the one meeting of the Board of Directors held during 2000 after his election as a director in September.

     Our Board of Directors has two standing committees, the Audit Committee and the Compensation Committee.

                             AUDIT COMMITTEE REPORT

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company incorporates it by specific reference.

     Our Board of Directors' Audit Committee consists of Dr. Eugene R. Cacciamani and Mr. Richard S. Friedland. Each of the members of our Audit Committee is "independent" pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards. The Audit Committee operates in accordance with its written charter, a copy of which is provided as Attachment A, first adopted by the Audit Committee on July 23, 1998 and last revised on January 18, 2000. During the fiscal year ended December 31, 2000, the Audit Committee met nine times.

     The Audit Committee assists the Board by overseeing the performance of the independent auditors and the quality and integrity of the Company's internal accounting, auditing and financial reporting practices. The Audit Committee's primary duties and responsibilities are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent auditors; and (3) provide an open avenue of communication among the independent auditors, the Company's financial and senior management and the Board of Directors.

     In discharging its oversight responsibility of the audit process, the Audit Committee obtained from the independent auditors, PricewaterhouseCoopers LLP, a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence. The Audit Committee discussed and reviewed the Company's unaudited quarterly financial statements with management and the Company's independent auditors prior to the filing of the Company's quarterly reports with the SEC and reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with management and with the independent auditors.

     The Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K SB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                          Audit Committee

                                          Eugene R. Cacciamani
                                          Richard S. Friedland

     Compensation Committee. Our Board of Directors has established the Compensation Committee consisting of three outside, non-employee directors. The Compensation Committee held three meetings during 2000. The Committee is responsible for reviewing and approving executive compensation policies, practices, salary levels and bonus programs and for administering the stock option and stock incentive plans. Mr. Bunker, Dr. Cacciamani and Mr. Friedland currently serve as members of the Compensation Committee.

DIRECTOR COMPENSATION

     Starting in March of 2000, the Company pays each non-employee director one thousand dollars ($1,000) for each regularly scheduled meeting of the Board that they attend, including meetings attended in 2000. We also reimburse non-employee directors for expenses incurred in connection with attending Board and committee meetings.

     Additionally, we generally compensate our directors for serving in such capacity by granting to them stock options. The Compensation Committee of the Board of Directors meets annually to determine option grants to directors. In January 2000, we granted options to purchase 30,000 shares of common stock under the 1999 Stock Incentive Plan to Steven A. Rogers. The options are exercisable for a period of five years from the date of grant. The options have an exercise price of $2.636 per share, which was the fair market value of the underlying common stock on the date of grant, and vested fifty percent (50%) on date of grant and fifty percent (50%) on September 8, 2000. In December 2000, we granted options to purchase an aggregate of 100,000 shares of common stock under the 1999 Stock Incentive Plan to the persons then serving as our non-employee directors. The options are exercisable for a period of five years from the date of grant. The options have an exercise price of $1.031 per share, which was the fair market value of the underlying common stock on the date of grant, and vest fifty percent (50%) on September 10, 2001 and fifty percent (50%) on September 10, 2002. In the event the Company is acquired or participates in a merger in which it is not the surviving entity, all options vest immediately prior to the consummation of the acquisition or merger. Option grants to non-employee directors during 2000 were as follows: Bunker - 20,000, Cacciamani - 20,000, Friedland - 20,000, Lawson - 20,000 and Rogers - 50,000. As of December 31, 2000, 30,000 of these options were vested and none had been forfeited.

BOARD MEMBERSHIP AGREEMENTS

     For a period of five years following completion of our initial public offering on April 8, 1997, we have agreed to use our best efforts (including the solicitation of proxies, if necessary) to elect one designee of

Barington Capital Group, L.P. ("Barington"), the underwriter of our initial public offering of common stock, to our Board of Directors. Barington does not currently have a designee on the Board and has not designated a nominee for election to the Board at the 2001 Annual Meeting of Stockholders.

     In connection with our June 1999 public offering of securities, we agreed with EBC, the representative of the underwriters of that offering, that we would use our best efforts to elect one person nominated by EBC for election to our Board of Directors. Ms. Cheryl Snyder served as EBC's representative on our Board until her resignation in September 1999. EBC does not currently have a designee on our Board and has not designated a nominee for election to the Board at the 2001 Annual Meeting of Stockholders.

     In connection with our August 2000 private placement of securities, we also agreed with EBC, the placement agent of that offering, that we would appoint one additional person nominated by EBC to our Board of Directors. EBC has not designated a nominee for election to our Board pursuant to this contractual provision.

EXECUTIVE OFFICERS

     Our executive officers serve at the pleasure of the Board of Directors and are elected by the Board of Directors annually for a term expiring upon the election and qualification of their respective successors, or their earlier resignation or removal.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table lists the cash remuneration we paid or accrued during 2000 to our President and Chief Executive Officer and to each of our other most highly compensated executive officers for 2000 whose salary and bonus exceeded $100,000 (the "Named Executive Officers"). We did not have any pension or long-term incentive plan and did not grant any restricted stock awards, bonus stock awards or stock appreciation rights to any of the executive officers named in this table during 2000.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM COMPENSATION
                                                                           -------------------------
                                                                             AWARDS       PAYOUTS
                                                                           ----------   ------------
                                                   ANNUAL COMPENSATION     SECURITIES
                                                 -----------------------   UNDERLYING    ALL OTHER
          NAME AND PRINCIPAL POSITION            YEAR    SALARY    BONUS    OPTIONS     COMPENSATION
          ---------------------------            ----   --------   -----   ----------   ------------
Carl Muscari (1)                                 2000   $187,801   $-0-      75,000         $-0-
  Chairman, President & Chief Executive
     Officer...................................  1999   $ 44,647   $-0-     387,500         $-0-
Roger A. Booker                                  2000   $147,656   $-0-      35,000         $-0-
  Senior Vice President, Business
     Development...............................  1999   $130,600   $-0-     171,428         $-0-
                                                 1998   $140,800   $-0-       6,428         $-0-
Robert H. Emery                                  2000   $152,026   $-0-      35,000         $-0-
  Chief Financial Officer                        1999   $120,057   $-0-     175,000         $-0-
  and Vice President, Administration...........  1998   $140,933   $-0-       9,285         $-0-
Stephen A. LaMarche (2)
  Vice President, Sales and Marketing..........  2000   $150,574   $-0-     195,000         $-0-

---------------
(1) Mr. Muscari joined the Company as President and Chief Operating Officer in September 1999.

(2) Mr. LaMarche joined the Company as Vice President Sales and Marketing on January 3, 2000.

STOCK OPTION GRANTS IN 2000

     The following table sets forth certain information about the stock options that we granted during 2000 to the Named Executive Officers. In 2000, all of the stock options that we granted were under the 1999 Stock Incentive Plan. As of the date of this proxy statement, we have not granted any stock appreciation rights to any Named Executive Officer.

                          STOCK OPTION GRANTS IN 2000

                                    NUMBER OF
                                    SECURITIES        PERCENT OF TOTAL
                                UNDERLYING OPTIONS   OPTIONS GRANTED TO   EXERCISE PRICE   EXPIRATION
             NAME                    GRANTED         EMPLOYEES IN 2000        ($/SH)          DATE
             ----               ------------------   ------------------   --------------   ----------
Carl Muscari..................       75,000(1)              8.90%             $1.013        12/27/05
Roger A. Booker...............       35,000(1)              4.15%             $1.013        12/27/05
Robert H. Emery...............       35,000(1)              4.15%             $1.013        12/27/05
Stephen A. LaMarche...........      160,000(2)             18.99%             $2.938        01/03/05
                                     35,000(1)              4.15%             $1.013        12/27/05

---------------
(1) One-third of these options vest on September 10, 2001, one third on September 10, 2002 and one-third on September 10, 2003. Vesting accelerates to one-half vested upon the achievement of two consecutive profitable quarters and one-half upon the call of outstanding publicly traded redeemable common stock purchase warrants. In the event the Company is acquired or participates in a merger in which it is not the surviving entity, all options vest immediately prior to the consummation of the acquisition or merger.

(2) Mr. LaMarche's 160,000 options vest as follows: 20,500 vested January 3, 2000, 33,000 vested on January 3, 2001, an additional 33,000 will vest on January 3, 2002 and January 3, 2003, and the remaining

    40,500 will vest on a "cliff" basis on the sixth anniversary of January 3, 2000. Vesting of these 40,500 options will accelerate based on performance against plan. At the end of fiscal year 2000, for each $200,000 in incremental sales revenue above $7 million in 2000, an additional 2,700 of these options will vest. Intermediate revenue levels will result in the vesting of the prorated share amounts rounded to the nearest whole share.

STOCK OPTION EXERCISES IN 2000

     None of our Named Executive Officers exercised any options in 2000. The following table sets forth the number of shares of common stock underlying unexercised options held by the Named Executive Officers at December 31, 2000 and the aggregate dollar value of in-the-money unexercised options held at December 31, 2000.

         AGGREGATED OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

                                    NUMBER OF SECURITIES
                                   UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-
                                         OPTIONS AT              THE-MONEY OPTIONS/SARS
                                      DECEMBER 31, 2000           AT DECEMBER 31, 2000
              NAME                EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
              ----                -------------------------   ----------------------------
Carl Muscari....................       149,999/312,501                 $0/$35,175
Roger A. Booker.................       106,312/116,757                 $0/$16,415
Robert H. Emery.................       114,788/117,925                 $0/$16,415
Stephen A. LaMarche.............        20,500/174,500                 $0/$16,415

---------------
(1) The dollar value of in-the-money, unexercised options at December 31, 2000 was calculated by determining the difference between the fair market value of the common stock underlying the options and the exercise price per share of the options at December 31, 2000.

EXECUTIVE EMPLOYMENT CONTRACTS

     As of September 9, 1999, we entered into an Employment Agreement with Mr. Muscari under which he agreed to serve as our President and Chief Operating Officer for a term of four years. Under the terms of Mr. Muscari's Employment Agreement, we agree to pay him an annual minimum base salary of $188,000 per year, subject to upward adjustment in our Board's discretion. Mr. Muscari is also entitled to receive, as incentive compensation, a bonus equal to thirty percent (30%) of his base salary if we achieve profitability for two consecutive quarters, as reflected in our quarterly or annual reports filed with the Securities and Exchange Commission. Following the date on which we achieve profitability for two consecutive quarters, we are obligated to reach an agreement with Mr. Muscari within 135 days on future annual cash incentive plans which will offer Mr. Muscari equal or greater incentive compensation payments. Mr. Muscari is also entitled to three weeks of vacation, expense reimbursement and to participate in our other benefit and incentive plans for our employees. We have the right to terminate Mr. Muscari for "cause" at any time during the term of the Employment Agreement. For purposes of the agreement, "cause" means the conviction of a felony or crime involving dishonesty or misfeasance that interferes with our business; any conduct that substantially interferes with or damages our business, standing or reputation; a material breach by Mr. Muscari of the Employment Agreement; or a determination by our Board that Mr. Muscari has engaged in illegal conduct. If we terminate Mr. Muscari for any reason other than "cause," we are obligated to pay him one year's annual base salary as severance, plus any bonuses to which he is entitled, payable in a lump sum, to provide him with medical and other benefits for six months, and to give him six months in which to exercise any of his vested stock options. We also are obligated to provide Mr. Muscari with those benefits if he is terminated after a change in control of our company, as that term is defined in his employment agreement. We also agree to indemnify Mr. Muscari against certain liabilities and expenses that he may incur while serving as an officer or director of our company.

                              CERTAIN TRANSACTIONS

     The following is a description of transactions since January 1, 1999, and proposed transactions of which we are aware, to which we are a party in which any of our directors, nominees for election as a director, executive officers, beneficial holders of five percent (5%) or more of our common stock, or any member of the immediate families of any of the foregoing had or is to have a material interest (other than transactions in which the person has an interest arising solely from his or her ownership of our common stock, and the person received no extra or special benefit not shared pro rata by all holders of securities of the class).

CERTAIN TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

     We had an Employment and Consulting Agreement with Mr. Bunker dated July 13, 1998, which was amended in July 1999, pursuant to which he served as one of our executive officers. Pursuant to the terms of that agreement, as modified, we paid Mr. Bunker salary of $196,156 in 1999 for serving as our President and Chief Executive Officer. In 1999, we also granted Mr. Bunker options to purchase 200,000 shares of our common stock pursuant to the terms of his modified employment agreement. Mr. Bunker served as our Chief Executive Officer until December 29, 1999, and served as the Chairman of our Board of Directors until January 2001. Mr. Bunker did not receive any compensation as an executive officer in 2000, but did receive compensation for serving as one of our non-employee directors in accordance with our director compensation policy. The Employment and Consulting Agreement has terminated, since Mr. Bunker no longer serves as one of our executive officers. Mr. Bunker continues to serve as one of our non-employee directors. We also have a Confidentiality, Inventions and Non-competition Agreement with Mr. Bunker.

     In 1999, we reached an agreement with Mr. Steven A. Rogers regarding his departure as an executive officer of the Company and the termination of his employment agreement with the Company. We paid Mr. Rogers $121,485 in salary in 1999, for serving as an executive officer of the Company. In addition, in 1999, we paid Mr. Rogers an additional $65,955 in other compensation as part of his severance arrangement with the Company. In 2000, we paid Mr. Rogers an additional $63,553 in other compensation, representing the balance of his severance arrangement with the Company.

     On December 31, 1999, we entered into an agreement with b2bVideo Network, Inc. (formerly b2bvideo.com, Corp.), a high technology startup company that intends to provide aggregated business video content to the business market. The agreement was to become effective that day after the closing of b2bVideo Network's proposed private placement of Series A Preferred Stock in the first quarter of 2000. The agreement provides that VNCI receive an equity position in b2bVideo Network in exchange for favorable purchase terms and conditions regarding technical support and equipment provided to b2bVideo Network. B2bVideo Network's private placement closed on March 14, 2000. We received one million shares of common stock, equivalent to an ownership percentage of approximately fourteen and one half percent (14.5%) on a fully diluted basis on the closing date assuming conversion of all Series A Preferred Stock. Mr. Bunker, one of our directors and a director of b2bVideo Network, participated in the private placement purchasing less than one percent of the total offering. Ms. Cheryl Snyder, CEO of b2bVideo Network, is one of our former directors. As described below, we sold some of our b2bVideo Network equity investment on December 14, 2000 to a venture fund that is directed and controlled by EarlyBirdCapital, Inc. EBC is affiliated with Robert Gladstone, Roger Gladstone and David Nussbaum, each of whom are 5% or greater stockholders.

RELATED PARTY LOANS

     The following is a description of loan transactions of $60,000 or more between us and our directors, executive officers and 5% or greater stockholders (or members of their families) during 1999 or 2000.

     On January 8, 1999, a limited partnership controlled by Mr. Bunker made a loan to us to permit us to continue operations. The principal amount of the loan made by Mr. Bunker was $100,000. The principal amount of the loan was converted into units in our February 1999 private placement of units consisting of promissory notes and shares of common stock. The purchase of securities made by Mr. Bunker in the February 1999 private placement was made on the same terms and conditions as unaffiliated third parties purchasing units in the offering, except that Mr. Bunker received 3,571 shares of common stock and unaffiliated investors investing a comparable amount of money received 5,714 shares of common stock. We used a portion of the net proceeds from our June 1999 public offering of units to repay in full the notes issued in the February 1999 private placement, including the note held by Mr. Bunker.

     Mr. Bunker voluntarily deferred the payment of his salary from November 9, 1998, through the date on which our June 1999 public offering of units closed. Mr. Bunker's deferred salary has been repaid in full.

     In February 1999, we completed a private placement of 28.5 units of unsecured promissory notes with a principal amount of $2,850,000 and 160,701 shares of common stock, from which we received net proceeds of approximately $2,393,000. The notes accrued interest at 10% per year. The principal and accrued interest on the notes were payable at the earlier of 1) February 2000,
2) the closing date of the Company's then proposed public offering, or 3) one of several specified events. Two principal officers of the Company, Mr. Bunker and Mr. Emery, invested $100,000 and $25,000 in units, respectively, and were issued unsecured promissory notes for $100,000 and $25,000 principal amount, respectively, and shares of our common stock. These notes were paid in full at the closing of our public offering of units in June 1999.

EQUITY ISSUANCES

     The following is a description of equity transactions between us and our directors, executive officers and 5% or greater stockholders (or members of their families) during 1999 or 2000.

     Issuance of 5% Convertible Debentures Due 2003. In July 1998, we issued $3,125,000 aggregate principal amount of convertible debentures. $2,500,000 aggregate original principal amount of convertible debentures were purchased by certain institutional investors (the "Institutional Investors") and $625,000 aggregate original principal amount of convertible debentures were purchased by certain persons who were then serving as directors and executive officers of, and outside consultants to, the Company. Dr. Cacciamani, and Messrs. Bunker, Booker and Emery purchased convertible debentures in the offering. Following the issuance of the convertible debentures, the following executive officers and directors held beneficially the principal amount of debentures indicated: Mr. Bunker -- $25,000; Mr. Booker -- $5,000; Mr. Emery -- $25,000; and Dr.
Cacciamani -- $10,000. The offering, issuance and sale of the convertible debentures to certain directors and executive officers was a condition precedent to the consummation of the financing with the Institutional Investors.

     It was a condition precedent to the consummation of the February 1999 private placement, that we enter into an agreement with the holders of the convertible debentures, including the directors and executive officers indicated above, amending certain terms of those securities. In the letter agreements, each of the holders of the convertible debentures agreed that: (i) it would not exercise its right to convert the convertible debentures to common stock until the date on which a public or private equity financing with gross proceeds to us of not less than $8 million (a "qualified financing") is completed; (ii) upon the closing of a qualified financing, the principal amount of and accrued and unpaid interest on the convertible debentures will automatically convert into the securities issued in the qualified financing at a conversion price equal to the lesser of (A) $2.50 per share, or (B) 75% of the price at which the securities are sold in the qualified financing and that the anti-dilution provisions of the convertible debentures would be inapplicable to the conversion; and (iii) it waived any default by us with respect to our obligation to register or maintain the effectiveness of a registration statement for the shares of common stock issuable upon conversion of the convertible debentures. The holders of the convertible debentures also agreed to hold the shares of common stock issued upon conversion of the convertible debentures for at least 12 months following the effective date of our registration statement that relates to the qualified financing. We agreed to include the shares of common stock issuable upon conversion of the convertible debentures in the registration statement filed with the SEC relating to the qualified financing. The convertible debentures automatically converted to common stock in June 1999 immediately following the closing of our public offering of units at a conversion price of $3.75 per share of common stock.

     February 1999 Private Placement of Units. In February 1999, we completed a private placement of 28.5 units of unsecured promissory notes with a principal amount of $2,850,000 and 160,701 shares of common stock, from which we received net proceeds of approximately $2,393,000. The notes accrued interest at 10% per year. Two then executive officers of the Company, Mr. Bunker and Mr. Emery, invested $100,000 and

$25,000 in units, respectively, and were issued unsecured promissory notes for $100,000 and $25,000 principal amount, respectively, and 3,571 and 1,428 shares of our common stock. The notes were repaid in full at the closing of our public offering of units in June 1999.

CERTAIN TRANSACTIONS WITH 5% OR GREATER STOCKHOLDERS

     The following is a description of certain transactions between us and our 5% or greater stockholders (or members of their families) in 1999 or 2000.

     RELATIONSHIP WITH EARLYBIRDCAPITAL, INC.

     Mr. David Nussbaum is an officer and director of EBC and an officer of its parent company. Mr. Nussbaum, Mr. Robert Gladstone and Mr. Roger Gladstone are each minority stockholders and officers of Firebrand Financial Group, Inc. (formerly Research Partners International, Inc.) ("FFGI"), which is the majority stockholder of the parent company of EBC. Mr. Nussbaum and Mr. Roger Gladstone are also directors of FFGI.

     EBC acted as placement agent in our August 2000 private placement, for which it received an 8% commission and a 2% non-accountable expense allowance. In connection with the private placement, we also issued to EBC the Purchase Option, which permits the holder to purchase 264,000 shares of common stock and warrants to purchase 264,000 shares of common stock at an exercise price of $4.00 per share. Each share of common stock and warrant is issuable together as a unit, although no separate unit certificates will be issued. Each unit of one share of common stock and one warrant can be purchased at a price of $2.125 per unit. We also granted to EBC a 30-day right of first refusal to underwrite or place future offerings for which we engage the services of an investment banker exercisable until August 2003. In addition, we have agreed until August 2003 to either appoint to our Board a person designated by EBC or to permit EBC to send a representative to observe each meeting of the Board. No person has been designated by EBC for appointment to our Board. We will also pay "source fees" to EBC, until August 2002, if EBC introduces potential investors to us and those investors make subsequent investments in us.

     EBC also acted as an underwriter and the representative of our June 1999 public offering of 2,300,000 units, for which it received underwriting discounts and commissions of approximately $1,380,000. We also paid EBC a non-accountable expense allowance of $517,500. In addition, in connection with the June 1999 public offering, we sold to certain affiliates of EBC, for an aggregate of $100, purchase options to purchase 200,000 units (each unit consisted of three shares of our common stock and two of our publicly traded warrants to purchase up to 4,600,000 shares of our common stock at an initial exercise price of $4.00 per share (the "Public Warrants")), comprised of 600,000 shares of common stock and 400,000 Public Warrants, with an initial exercise price of $12.375 per unit. Those purchase options are exercisable during a period that began on June 15, 2000 and ends on June 15, 2004. The warrants issuable upon exercise of these purchase options are the same as our Public Warrants, except that the initial exercise price of the Public Warrants included in the purchase options is $6.60 per share of common stock. In addition, under the terms of the underwriting agreement entered into in connection with the June 1999 public offering, we agreed to use our best efforts to appoint or elect a designee of EBC as a member of our Board for a period of three years beginning June 15, 1999. Our Board nominated Ms. Cheryl Snyder as a nominee for election to our Board, and at our Annual Meeting of Stockholders held in 1999, she was elected as a director to serve for a term expiring in 2002. Ms. Snyder served in that capacity until September 2000.

     In connection with the June 1999 public offering, we also engaged EBC, on a non-exclusive basis, to act as our agent for the solicitation of the exercise of our Public Warrants. To the extent not inconsistent with the guidelines of the National Association of Securities Dealers, Inc., and the rules and regulations of the Commission, we have agreed to pay EBC for bona fide services rendered a commission of 5% of the exercise price of each Public Warrant exercised after one year from June 15, 1999. In addition to soliciting, either orally or in writing, the exercise of the Public Warrants, such services may also include disseminating information, either orally or in writing, to warrant holders about us or the market for our securities and assisting in the processing of the exercise of the Public Warrants.

     EBC also acted as one of the placement agents for our February 1999 private placement of securities, for which it received aggregate commissions of $228,000 and a non-accountable expense allowance of $85,500.

     On December 14, 2000, we sold 250,000 shares of our b2bVideo Network equity investment to Dalewood 2 for $2.00 per share or $500,000. Dalewood 2 is a venture fund that is directed and controlled by EBC.

     RELATIONSHIP WITH BARRY RUBENSTEIN AND AFFILIATES

     Mr. Barry Rubenstein has previously purchased equity securities in our company in our June 1999 public offering and our August 2000 private placement through certain affiliated entities that he controls. Mr. Rubenstein purchased such securities on the same terms and conditions as all other persons who invested in our company in such offerings.

     We believe that all of the above transactions were made on terms no less favorable to us than could have been obtained from unaffiliated third parties and all of the transactions since our initial public offering were approved by at least a majority of our Board of Directors, including a majority of the disinterested members of the Board of Directors. All future transactions between us and any of our officers, directors and principal stockholders and their affiliates will be approved by at least a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. In addition, under Section 16(a), trusts for which a reporting person is a trustee and a beneficiary (or for which a member of his immediate family is a beneficiary) may have a separate reporting obligation with regard to ownership of the common stock and our other equity securities. Such reporting persons are required by rules of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file. In 2000, we received Section 16(a) reports and written representations that certain reports were not required. Based upon a review of that information, we believe that all members of the Board of Directors, executive officers and each beneficial owner of more than 10% of our common stock timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934.

                             ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

     Our Bylaws currently provide that our Board of Directors will consist of not fewer than two nor more than twelve members. The Board is currently fixed at six members. Our Board of Directors consists of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms expiring at the Annual Meeting of Stockholders held three years after such person's election. At the 2001 Annual Meeting of Stockholders, six directors will be elected to hold office for either a one, two or three-year term which will expire at the Annual Meeting of Stockholders in 2002, 2003, or 2004 respectively and until his successor is elected and qualified.

     Under our Certificate of Incorporation and the Bylaws, a majority of the directors then in office may vote to fill any vacancies on the Board or any newly created directorships. In accordance with this provision, our Board elected Mr. Quentin Lawson to our Board of Directors in November 2000 to fill a vacancy on the Board, to serve for a term expiring at the next Annual Meeting of Stockholders. The Board has nominated Mr. Lawson to serve as a Class 1 nominee for election to our Board of Directors, for a term expiring at the Annual Meeting of Stockholders to be held in 2002 or until his successor is elected and qualified.

     Mr. Bunker, Dr. Cacciamani, Mr. Muscari and Mr. Rogers currently serve as Class 3 directors, with terms expiring at the 2001 Annual Meeting of Stockholders, or until their successors have been elected and qualified. However, in order to keep the three classes of directors constituting our Board of Directors approximately equal in number, the Board of Directors voted to move Mr. Rogers to Class 2. Accordingly, Mr. Rogers has also been nominated by our Board of Directors for election to serve as a Class 2 director, with a term expiring at our Annual Meeting of Stockholders to be held in 2003, or until his successor is elected and qualified.

     Unless otherwise instructed on the proxy, the persons named in the proxy to vote the shares represented by each properly executed proxy intend to vote those proxies for the election of the nominees listed below. The Board of Directors believes that each of the nominees will stand for election and will serve if elected. However, if any of the nominees fails to stand for election or is unable to accept election, proxies will be voted by the proxy holders for the election of such other person or persons as the Board of Directors may recommend. There is no cumulative voting for the election of directors. Assuming the presence of a quorum at the 2001 Annual Meeting of Stockholders, directors will be elected by the affirmative vote of a plurality of the shares of common stock cast on the proposal.

     Biographical information regarding the nominees is included in this proxy statement under the caption "Directors and Executive Officers."

     The persons nominated for election as a director at the 2001 Annual Meeting of Stockholders to serve in Class 1, 2 or 3 and each nominee's terms are set forth below:

 CLASS          NOMINEES                                TERM
-------         --------                                ----
Class 1   Quentin R. Lawson     Until the Annual Meeting of Stockholders Held in
                                2002, Or
                                Until His Successor Is Elected and Qualified
Class 2   Martin Grant          Until the Annual Meeting of Stockholders Held in
                                2003, Or
          Steven A. Rogers      Until His Successor Is Elected and Qualified
Class 3   James F. Bunker       Until the Annual Meeting of Stockholders Held in
                                2004, Or
          Eugene R. Cacciamani  Until His Successor Is Elected and Qualified
          Carl Muscari

VOTE REQUIRED

     Approval of the election of each nominee as our director requires the affirmative vote of a plurality of the votes cast on the proposal at the 2001 Annual Meeting of Stockholders. In the event that any of the nominees should become unable or unwilling to serve as a director, it is the intention of the persons named in the proxy to vote for the election of such substitute nominee for election as a director as our Board may recommend. We do not currently anticipate that any nominee will be unable or unwilling to serve as a director.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE TO SERVE AS OUR DIRECTOR FOR THE TERM INDICATED.

                   AMENDMENT OF THE 1999 STOCK INCENTIVE PLAN

                                (PROPOSAL NO. 2)

     We are asking stockholders to consider and vote upon an amendment to our 1999 Stock Incentive Plan (the "1999 Plan") to increase to 3,640,000 shares the number of shares of common stock issuable under the 1999 Plan from the 2,640,000 shares of common stock currently authorized to be issued under the 1999 Plan. The 1999 Plan was approved by our Board in June 24, 1999, and was approved by our stockholders in September of 1999. On January 23, 2001, our Board approved the proposed amendment to the 1999 Plan to increase to 3,640,000 the number of shares of common stock issuable under the 1999 Plan. Currently, 2,640,000 shares of common stock are available for issuance under the 1999 Plan. As of March 12, 2001, we had granted outstanding options to purchase an aggregate of 2,244,611 shares of Common Stock, options to purchase an aggregate of 95,829 shares of common stock had been exercised and 299,560 shares of Common Stock remained available for issuance under the 1999 Plan.

     In approving the proposed amendment to the 1999 Plan, our Board of Directors reviewed the number of shares remaining for issuance under our equity-based compensation plans. The Board concluded that the remaining number of shares would not permit us to issue an appropriate level of equity-based compensation to new and existing directors, officers, employees and consultants for the foreseeable future, given our expected business operations. The Board believes that equity-based compensation is an important element of overall compensation for our Company. Such compensation advances the interest of VNCI and its stockholders by encouraging, and providing for, the acquisition of equity interests in the Company by participants, thereby aligning participants' interests with stockholders and providing participants with a substantial motivation to enhance stockholder value.

DESCRIPTION OF THE PLAN

     The following is a summary description of the 1999 Plan, if the proposed amendment to increase the shares of common stock issuable under the 1999 Plan is adopted as proposed. We urge you to read the full text of the 1999 Plan in its entirety. We are attaching a copy of the 1999 Plan to this proxy statement as Attachment B.

     If the proposed amendment is adopted, the 1999 Plan would authorize the issuance of up to 3,640,000 shares of our common stock upon the exercise of stock options (both incentive and nonqualified), stock appreciation rights and the award of restricted stock. In this proxy statement, we refer to stock options, stock appreciation rights and awards of restricted stock collectively as "stock awards." We also refer to stock appreciation rights in this proxy statement as "SARs." The 1999 Plan became effective on September 9, 1999, the date on which it was approved by our stockholders, and will terminate on September 9, 2009. The 1999 Plan is administered by the Compensation Committee of our Board of Directors.

     Any of our employees, or employees of any of our affiliates, any member of our Board of Directors or that of any of affiliates and any persons performing consulting or advisory services for us or any of our affiliates who are designated by the committee administering the 1999 Plan are eligible to receive awards under the plan. The 1999 Plan defines "affiliates" as any subsidiary or parent corporation of Video Network Communications. Video Network Communications does not currently have any affiliates, but we may have affiliates in the future. In order to be eligible to receive a grant under the 1999 Plan, the Board or committee administering the plan must determine that the person has contributed significantly or is expected to contribute significantly to the profits or growth of Video Network Communications. We may grant awards under the 1999 Plan in the form of stock options, grants of stock, or SARs. We may grant stock options as either incentive stock options or non-qualified stock options. We may grant incentive stock options only to employees. We also may grant

SARS to participants awards of stock, which are shares of our common stock that are granted subject to the satisfaction of certain specified conditions. We also may grant participants under the 1999 Plan, which entitle the holder to receive the difference between the fair market value of the shares of common stock subject to the award on the date of grant, and the fair market value of those shares on the date of exercise. We may grant SARs in relation to a particular stock option awarded under the 1999 Plan, and those SARs are exercisable only upon the surrender, unexercised, of that portion of the stock option to which the SARs relates. As of March 19, 2001, approximately 55 employees, including four of our executive officers, and six outside directors were eligible to receive awards under the 1999 Plan.

     Options. We may grant incentive or non-qualified stock options under the 1999 Plan. The maximum period in which an option may be exercised is determined by the committee on the date of grant, except that no option that is an incentive stock option may be exercised after the expiration of ten years from the date the option is granted (five years in the case of an incentive stock option granted to a person who owns more than 10% of the total combined voting power of all classes of our stock (a "Ten Percent Stockholder")). The exercise price per share of each option granted under the 1999 Plan shall be determined by the committee, except that the exercise price per share of common stock for an incentive stock option may not be less than 100% (110% in the case of a Ten Percent Stockholder) of the fair market value of our common stock on the date the option is granted. The 1999 Plan defines "fair market value" on any given date as (i) if the common stock is traded on the Nasdaq Stock Market ("Nasdaq") or listed on a national securities exchange, the last sale price of our common stock as reported on the date of determination (or, if there were no sales on that date, the next preceding date on which there were sales of common stock), or (ii) if the common stock is not traded on Nasdaq or a national securities exchange, the last sale price last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the date of determination (or, if there were no sales reported on that date, the next preceding date on which there were such sales). If for any reason Video Network Communications becomes a company that is not subject to the filing requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then "fair market value" shall be determined by the committee in good faith using any reasonable method. To the extent that the aggregate fair market value (determined on the option grant date) of the shares of common stock with respect to which incentive stock options granted to any person are exercisable for the first time during any calendar year exceeds $100,000, then such options are not incentive stock options.

     An option may be exercised, in full or in part, with respect to any whole number of shares for which the option is exercisable, provided that the option is vested. The option holder must provide written notice to the Secretary of Video Network Communications specifying the number of options exercised. Unless the specific option agreement provides otherwise, payment of the option exercise price is payable as follows: (i) in cash (or cash equivalents acceptable to the committee), (ii) with common stock owned by the participant that has been held for at least six months prior to the date of exercise, (iii) with the consent of the committee, by delivery of a full-recourse promissory note (provided that the par value is paid in cash), as long as the shares of common stock received upon exercise of the option are pledged to secure the note, or (iv) if the common stock is traded on an established securities market, and subject to the approval of the committee, payment of the exercise price by a broker-dealer or by the option holder with cash advanced by a broker-dealer if the exercise notice is accompanied by irrevocable instructions to deliver the common stock acquired upon exercise of the option directly to the broker-dealer. If an option is accompanied by a SAR, the exercise of the option results in the termination of the corresponding SAR to the extent of the number of shares with respect to which the option is exercised.

     Options vest as provided in the applicable option agreement. Vesting of an option shall cease on the date that an option holder terminates employment and the option is exercisable only to the extent the option is vested on the date of termination of employment. If an option holder's employment terminates because of death or disability, the option expires on the earlier of (i) one year from the date of termination of employment, or (ii) the expiration date under the terms of the applicable option agreement. Until the option exercise date, an option holder's heirs, legatees or legal representative may exercise the option (except to the extent the option was previously transferred as permitted under the 1999 Plan). If an option holder's employment terminates for any reason other than death or disability, the right to exercise the option (to the extent vested) generally terminates upon the earlier of (i) the date that is three months after the date on which the holder terminates employment, or (ii) the expiration date under the terms of the option agreement. In the event an option holder's employment terminates "for cause," any unexercised option held by that holder shall terminate and unexercised options shall be forfeited immediately.

     Except as provided in the next sentence, options are not transferable by an option holder except by will or by the laws of descent and distribution. Under the 1999 Plan, if the Option Agreement so provides, an option that is not an incentive stock option may be transferred to option holder's children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, as long as the option holder does not receive any consideration for any transfer. In the event of such transfer, the option and any corresponding SAR that relates to such option must be transferred to the same person or persons or entity or entities.

     SARs. The committee has authority to designate each individual to whom SARs are to be granted and to specify the number of shares covered by such awards. The committee may not grant corresponding SARs that are related to incentive stock options, which are first exercisable in any calendar year for stock having an aggregate fair market value that exceeds $100,000.

     The maximum period in which a SAR may be exercised shall be determined by the committee on the date of grant, except that no corresponding SAR that is related to an incentive stock option shall be exercisable after the expiration of ten years from the date the related option was granted. In the case of a SAR that is related to an incentive stock option granted to a participant who is or is deemed to be a Ten Percent Stockholder, the corresponding SAR shall not be exercisable after the expiration of five years from the date the related option was granted. The terms of any corresponding SAR that is related to an incentive stock option may provide that it is exercisable for a period less than the maximum period. Subject to the provisions of the 1999 Plan and the applicable SAR agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the committee determines, except that a corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related option is exercisable and only when the fair market value exceeds the option exercise price of the related option. A SAR granted under the 1999 Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of a SAR does not affect the right of the holder to exercise the SAR from time to time in accordance with the 1999 Plan and the related agreement with respect to the remaining shares of common stock subject to the SAR. The exercise of a corresponding SAR shall result in the termination of the related option to the extent of the number of shares of common stock with respect to which the SAR is exercised.

     At the committee's discretion, the amount payable as a result of the exercise of a SAR may be settled in cash, shares of common stock, or a combination of cash and common stock. Under the 1999 Plan, we shall not deliver any fractional shares of common stock upon the exercise of a SAR, but shall make a cash payment in lieu of any fractional shares.

     Except as provided in the next sentence, SARs granted under the 1999 Plan are not transferable except by will or by the laws of descent and distribution. If the applicable agreement so provides, a SAR may be transferred by a holder to the children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or to a partnership in which such family members are the only participants, expect that the holder may not receive any consideration for the transfer. In the event of any such transfer, a corresponding SAR and the related option must be transferred to the same person or persons or entity or entities. The holder of a transferred SAR shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the participant.

     Stock Awards. The committee may designate individuals to whom stock awards are made and specify the number of shares of common stock covered by such awards. The committee may, on the date of the award, prescribe that a stock award shall become non-forfeitable or otherwise restricted for a period of time or subject to such conditions set forth in the stock award agreement. The committee may prescribe that the award shall be vested or transferable or both based on objectives such as, but not limited to, return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets or fair market value. If the committee, on the date of the award, prescribes that a stock award shall become non-forfeitable and transferable only upon the attainment of performance objectives, the shares of common stock subject to the award shall become non-forfeitable and transferable only to the extent that the committee certifies that such objectives have been achieved. The committee may, on behalf of Video Network Communications, endorse a legend on the certificates representing the stock award in order to prevent a violation of the requirements of the Securities Act of 1933, as amended, and to implement the provisions of the agreement between with the holder.

     Except as provided in the next sentence, stock awards are nontransferable except by will or by the laws of descent and distribution. If the stock award so provides, a stock award may be transferred by the holder to the children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, except that the holder may not receive any consideration for the transfer. No right or interest of a participant in a stock award shall be liable for, or subject to, any lien, obligation or liability of such participant. The transferee of a stock award shall be bound by the same terms and conditions that governed the stock award during the period that it was held by the participant.

     Upon the issuance of a stock award to a participant, and prior to forfeiture in accordance with the terms of the applicable agreement, and while the shares of common stock granted pursuant to the stock award may be forfeited or are transferable, a participant shall have all rights as one of our stockholders of with respect to the stock award, including the rights to vote the shares and to receive dividends. However, a participant cannot sell, transfer, pledge or otherwise dispose of the shares of common stock subject to the award, we shall retain custody of the stock certificates evidencing the shares subject to the award and the participant must deliver to us stock powers duly executed in blank. These restrictions shall no longer apply after the shares of common stock granted under the stock award are transferable and no longer forfeitable.

     Change in Capital Structure. The existence of outstanding options does not affect in any way our right or power to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in our capital structure or business, or in any merger or consolidation, or issue bonds, debentures, preferred stock or other securities, or the dissolution or liquidation of Video Network Communications, or any sale or transfer of all or any part of our assets or business, or any other corporate act or proceeding. If we effect a subdivision or consolidation of our shares, or have another capital readjustment or pay a dividend or increase or reduce or shares of common stock, without receipt of consideration by us, the number of shares of common stock subject to each outstanding award, the class and the exercise price per each such share of common stock subject to an option or SAR or the receipt of a stock award shall be proportionately, and the number and class of shares reserved for issuance under the 1999 Plan shall then be proportionately adjusted. If we are the surviving company in a merger or consolidation, each holder of an outstanding option or SAR shall be entitled, upon exercise of that option or SAR, to receive (subject to any required action by stockholders), in lieu of the number and class of shares as to which such option or SAR is then exercisable, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to the merger or consolidation, the holder had been the holder of record of a number of shares of common stock equal to the number of shares of common stock as to which that option or SAR may be exercised.

     If we merge into or consolidate with another corporation under circumstances where we are not the surviving corporation, or if we are liquidated or we sell or otherwise dispose of substantially all of our assets to another entity while unexercised options, SARs or unvested stock awards remain outstanding under the 1999 Plan, unless provisions are made in connection with the transaction for the continuance of the 1999 Plan and/or the assumption or substitution of options, SARs or stock awards with new options, stock appreciation rights or stock awards covering the stock of the successor corporation, or the parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, then all outstanding options, SARs and stock awards shall be vested and exercisable immediately prior to the effective date of such merger, consolidation, liquidation or sale. Upon the occurrence of such an event, all unexercised options and SARs that have not been continued or assumed, whether or not such options were vested or exercisable before application of the preceding sentence, shall terminate and all SARs and options that have not been continued or assumed shall be deemed to have been exercised. Adjustments under the 1999 Plan shall be made by the committee (or if none is appointed, the Board), whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive.

     General Provisions. Federal, state or local law may require the withholding of taxes applicable to income resulting from an award. We have the right, before any certificate for any common stock is delivered, to deduct or withhold from any payment owed to a participant any amount that is necessary to satisfy any withholding requirement that we believe is imposed on us in connection with any federal, state or local taxes, or to otherwise require the participant to make appropriate arrangements payment of the withholding amount. The committee may, in its discretion and subject to such rules as it may adopt, permit the participant to pay all or a portion of the federal, state or local withholding taxes by (i) having us withhold shares of common stock issuable under an option, SAR or stock award withheld, (ii) tendering back to us shares of common stock received upon exercise of an option, SAR or stock award, (iii) delivering to us previously acquired stock, (iv) having funds withheld form payments of cash compensation to the participant, or (v) paying us in cash.

     Our Board can amend or terminate the 1999 Plan from time to time, provide that no amendment may become effective until stockholder approval is obtained if required under applicable federal or state corporate or securities laws, or pursuant to the terms of any listing or similar agreement to which we are a party or the rules of any domestic stock exchange or quotation system on which our shares are then listed. No amendment may, without a participant's consent, adversely affect the right of such participant under any outstanding stock award, option or SAR.

     Approval of the adoption of the amendment to the 1999 Plan requires the affirmative vote of the holders of a majority of the common stock present and entitled to vote at the 2001 annual meeting.

     Participation in the 1999 Plan. The grant of stock awards under the 1999 Plan to employees, including the Named Executive Officers, is subject to the discretion of the committee. As of the date of this proxy statement, there has been no determination by the committee with respect to future awards under the 1999 Plan. Accordingly, future awards are not determinable. The following table sets forth information with respect to the grant of stock awards to the Named Executive Officers, to all current executive officers as a group, to all current directors who are not executive officers as a group and to all employees, including all current officers who are not executive officers, as a group during 2000:

                             AMENDED PLAN BENEFITS

                           1999 STOCK INCENTIVE PLAN

                                                                  NUMBER OF
                                                                  SECURITIES        AVERAGE WEIGHTED
                                                              UNDERLYING OPTIONS   EXERCISE PRICE PER
                            NAME                                   GRANTED          SHARE ($/SHARE)
                            ----                              ------------------   ------------------
Carl Muscari................................................        75,000               $1.013
  Chairman, President & Chief Executive Officer
Roger A. Booker.............................................        35,000               $1.013
  Senior Vice President, Business Development
Robert H. Emery.............................................        35,000               $1.013
  Chief Financial Officer and Vice President, Administration
Stephen A. LaMarche.........................................       160,000               $2.938
  Vice President, Sales and Marketing                               35,000               $1.013
All current executive officers as a group...................       340,000               $1.928
All current directors who are not executive officers as a
  group.....................................................       130,000               $1.401
All employees, including all current officers who are not
  executive officers, as a group............................       505,108               $1.845

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE 1999 PLAN.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP has acted as our independent accountants since 1998, and one of its predecessors, Coopers & Lybrand L.L.P., acted as the independent accountants for our company from 1994 to 1998.

FEES PAID TO PRINCIPAL ACCOUNTANT

     During fiscal year 2000, the Company retained its principal accountant, PricewaterhouseCoopers LLP, to provide services in the following categories and amounts:

Audit Fees..................................................  $105,948
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees..............................................  $ 38,548

     The Audit Committee has considered and confirmed that the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining auditor independence.

                    STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

     Under rules of the Securities and Exchange Commission, in order for stockholder proposals to be presented at the 2002 Annual Meeting of Stockholders, such proposals must have been received by our Corporate Secretary at our principal office in Portsmouth, New Hampshire not later than January 31, 2002.

                                          By Order of the Board of Directors,

                                          Robert H. Emery
                                          Secretary

Dated: March 19, 2001

STOCKHOLDERS ARE REMINDED TO VOTE THE ENCLOSED PROXY BY MAIL, BY TELEPHONE, OR VIA THE INTERNET. IF YOU VOTE BY MAIL, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                    ATTACHMENT A

                       VIDEO NETWORK COMMUNICATIONS, INC.

                            AUDIT COMMITTEE CHARTER

                                JANUARY 18, 2000

     The Audit Committee shall consist of a minimum of two independent directors and shall have general oversight responsibility with respect to the Corporation's financial reporting. In performing its oversight responsibility the Committee shall make recommendations to the Board of Directors as to the selection, retention or change in the independent accountants of the Corporation; and review with the independent accountants the scope of their examination and other matters relating to both their audit and non-audit activities. In undertaking the foregoing responsibilities, the Audit Committee shall have unrestricted access, if necessary, to personnel of the Corporation and documents and shall be provided with the resources and assistance necessary to discharge its responsibilities, including periodic reports from management assessing the impact of regulation, accounting, and reporting of other significant matters that may affect the Corporation. The Audit Committee shall review the financial reporting and adequacy of internal controls of the Corporation, consult with certified public accountants, and from time to time, but not less than annually, report to the Board. The Board of Directors shall fill vacancies in the membership of the Audit Committee.

     In meeting its responsibilities, the Audit Committee is expected to:

         1. Provide an open avenue of communication between the independent accountants and the Board of Directors.

         2. Review and update the Committee's charter annually.

         3. Review the Corporation's annual budget and make recommendations to the Board of Directors about approving the annual budget.

         4. Receive copies of all quarterly financial statements and review with the Corporation's chief accounting officer and senior management as deemed appropriate.

         5. Recommend to the Board of Directors the independent accountants to be retained, approve their fees, and if applicable, review and approve their discharge.

         6. When applicable, review and concur in the appointment of a director of internal auditing.

         7. Review management consulting services and related fees provided by the independent accountants.

         8. Consider, with management, the audit scope and plan of the independent accountants.

         9. Consider and review with the independent accountants:

           a) The adequacy of the Corporation's internal controls.

           b) Any related significant findings and recommendations of the independent accountants together with management's responses thereto.

        10. Review with management and the independent accountants at the completion of the annual examination:

           a) The Corporation's annual financial statements and related footnotes.

           b) The independent accountants' audit of the financial statements and their report herein.

           c) Any significant changes required in the independent accountants' audit plan.

           d) Any serious difficulties or disputes with management encountered during the course of the audit.

           e) Other matters related to the conduct of the audit, which are required to be communicated to the Committee under generally accepted auditing standards.

        11. Review filings with the SEC and other published documents containing the Corporation's financial statements

        12. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountants.

        13. Meet with the independent accountants and management in separate executive sessions to discuss any matters that should be discussed privately with the Audit Committee.

        14. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

                                                                    ATTACHMENT B

                       VIDEO NETWORK COMMUNICATIONS, INC.

                           1999 STOCK INCENTIVE PLAN

                                   ARTICLE I
                                    PURPOSES

 1.1. The Plan is intended to assist Video Network Communications, Inc. (hereinafter the "Company") in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code and Options not so qualifying, and the grant of SARs and Stock Awards. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                   ARTICLE II
                                  DEFINITIONS

 2.1. Affiliate means any "subsidiary" or "parent" company (within the meaning of Section 424 of the Code) of the Company.

 2.2. Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, Option or SAR granted to such Participant.

 2.3. Board means the Board of Directors of the Company.

 2.4. Change of Control means:

      (a) a "person" or "group" (which terms, shall have the meaning they have when used in Section 13(d) of the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any corporation owned directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company) becomes (other than solely by reason of a repurchase of voting securities by the Company), the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of forty (40%) or more of the combined voting power of the Company's then total outstanding voting securities;

      (b) The Company consolidates with or merges with or into another corporation or partnership or conveys, transfers or leases, in any transaction or series of transactions, all or substantially all of its assets to any corporation or partnership, or any corporation or partnership consolidates with or merges with or into the Company, in any event pursuant to a transaction in which the outstanding voting stock of the Company is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding voting securities of the Company are changed into or exchanged for voting securities of the surviving corporation and (ii) the persons who were the beneficial owners of the Company's voting securities immediately prior to such transaction beneficially own immediately after such transaction forty (40%) or more of the total outstanding voting power of the surviving corporation, or the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution.

 2.5. Code means the Internal Revenue Code of 1986, and any amendments thereto.

 2.6. Committee means a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is a "Non-Employee Director" (within the meaning of Rule 16b-3 under the Exchange Act) and an "outside direction" (within the meaning of Code Section 162(m), to the extent that Rule 16b-3 of the Exchange Act and Code Section 162(m), respectively, are at such times applicable to the Company and the Plan. If no such Committee is appointed, the full Board shall serve as the Committee.

 2.7. Common Stock means the common stock, $.01 par value, of the Company.

 2.8. Company means Video Network Communications, Inc., a Delaware corporation.

 2.9. Consultant means any person performing consulting or advisory services for the Company or any Affiliate, with or without compensation, to whom the Committee chooses to grant a Stock Award, Option, or SAR in accordance with the Plan.

2.10. Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

2.11. Director means a member of the Company's Board of Directors.

2.12. Disability shall have the meaning provided for in Section 22(e)(3) of the Code or any successor statute thereto.

2.13. Exchange Act means the Securities Exchange of 1934, as amended, and as in effect from time to time.

2.14. Fair Market Value means, on any given date, the current fair market value of the shares of Common Stock as determined pursuant to subsection (a) or
      (b) below.

      (a) While the Company is a Public Company, Fair Market Value shall be determined as follows: (i) if the Common Stock is traded on The Nasdaq Stock Market or listed on a national securities exchange, the last sale price of the Common Stock on the determination date, or, if there are no sales on such date, then on the next preceding date on which there were sales of Common Stock, (ii) if the Common Stock is not traded on The Nasdaq Stock Market or listed on a national securities exchange, the last sale price last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the determination date, or, if no sales are reported on such date, then on the next preceding date on which there were such sales.

      (b) If the Company becomes a Non-Public Company, the Committee in good faith using any reasonable method shall determine Fair Market Value.

      (c) Notwithstanding subsections (a) and (b) of this Section, in all cases, Fair Market Value shall not be less than the par value of the Common Stock.

      (d) For purposes of this Section, the term "Public Company" means that the Company has filed a registration statement to register its Common Stock for offering and sale under the Securities Act the registration statement has been declared effective by the Securities and Exchange Commission, and the Company is currently obligated to file reports with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Exchange Act. The term "Non-Public Company" means, subsequent to the effective date of the Plan, the Company ceases to be obligated to file reports with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Exchange Act.

2.15. Initial Value means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant.

2.16. Incentive Stock Option means an Option qualifying for special tax treatment under Section 422 of the Code.

2.17. Nonqualified Stock Option means an option which is not an Incentive Stock Option.

2.18. Option means a stock option that is either a Nonqualified Stock Option or Incentive Stock Option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

2.19. Optionee means the employee, Director or Consultant to whom an Option is granted.

2.20. Participant means an employee of the Company or an Affiliate, a Director or a Consultant who satisfies the requirements of Article IV and is selected by the Committee to receive a Stock Award, Option, SAR or a combination thereof.

2.21. Plan means this Video Network Communications, Inc. 1999 Stock Incentive Plan.

2.22. SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to such share of Common Stock encompassed by the exercise of such SAR, the excess of its Fair Market Value on the date of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

2.23. Securities Act means the Securities Act of 1933, as amended and as in effect from time to time.

2.24. Stock Award means Common Stock awarded to a Participant under Article
      VIII.

2.25. Stockholder means the holder of Common Stock issued under the Plan as a result of exercise of an Option or SAR or grant of a Stock Award.

2.26. Termination of Employment means with respect to an individual the last to occur of the date the individual ceases to be employed by the Company or its Affiliates, a member of the Board, or a Consultant to the Company or its Affiliates.

2.27. Ten Percent Stockholder means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a company, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

                                  ARTICLE III
                                 ADMINISTRATION

 3.1. The Committee shall administer the Plan. The Committee shall have authority to grant Stock Awards, Options and SARs upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which may be settled. The Committee may modify an outstanding Option, SAR or Stock Award provided that no modification shall, without a Participant's consent, adversely affect any rights or the Participant. The Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Board or the Committee or in connection with the administration of this Plan shall be final and conclusive on all persons having an interest in the Plan. No member of the Board or the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Stock Award. All expenses of administering this Plan shall be borne by the Company.

 3.2. To the extent not prohibited by law, or the Certificate of Incorporation or Bylaws of the Company, the Committee, in its discretion, may delegate to one or more officers of the Company, all or part of the Committee's authority and duties with respect to grants and awards to individuals, provided that the Committee may not delegate its authority with respect to the granting of Awards to persons subject to Sections 16(a) and 16(b) of the Exchange Act if such delegation would cause a grant of an Award under the Plan not to qualify as an exempt transaction under Rule 16(b)-3 under the Exchange Act or any successor rule.

                                   ARTICLE IV
                                  ELIGIBILITY

 4.1. Any employee of the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Company or an Affiliate (including a company that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Only employees of the Company or an Affiliate are eligible to receive Incentive Stock Options.

                                   ARTICLE V
                             STOCK SUBJECT TO PLAN

 5.1. Shares Issued. Upon the award of shares of Common Stock pursuant to a Stock Award the Company may issue shares of authorized but unissued Common Stock or shares of previously issued Common Stock that has been reacquired by the Company. Upon the exercise of any Option or SAR the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of authorized but unissued Common Stock or shares of previously issued Common Stock that has been reacquired by the Company.

 5.2. Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of SARs and Options and the grant of Stock Awards is two million six hundred and forty thousand (2,640,000) shares. The Committee may provide any one Participant with awards for up to five hundred thousand (500,000) shares (subject to adjustment under Article X) under this Plan in any given calendar year. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article X.

 5.3. Reallocation of Shares. If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR that is settled with Common Stock, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options, SARs and Stock Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs and Stock Awards to be granted under this Plan.

                                   ARTICLE VI
                                    OPTIONS

 6.1. Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards. The Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the vesting schedule applicable to such Option and any other terms of such

      Option. An individual must be an employee of the Company or the Affiliate to be eligible to be granted an Incentive Stock Option.

 6.2. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee on the date of grant; provided, however, that the exercise price per share for Common Stock for an Option that is an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the exercise price per share for Common Stock subject to an Option that is an Incentive Stock Option granted to an individual who is or is deemed to be a Ten Percent Stockholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.

 6.3. Maximum Option Period. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant, except that no Option that is an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Stockholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

 6.4. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Company or any of its Affiliates) exceeds $100,000, the Options are not Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This paragraph will be applied by taking Incentive Stock Options into account in the order in which they are granted.

 6.5. Nontransferability. Except as provided in Section 6.6, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except to the extent an Option is transferred in accordance with Section 6.6, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

 6.6. Transferable Options. Section 6.5 to the contrary notwithstanding, if the Agreement so provides, an Option that is not an Incentive Stock Option may be transferred by a Participant to the Participant's children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

 6.7. Vesting and Termination of Employment. Except as provided in an Option Agreement, the following rules shall apply:

      (a) Options will vest as provided in the Option Agreement. An Option will be exercisable only to the extent that it is vested on the date of exercise.

      (b) If the Optionee's Termination of Employment is for reason of death or Disability, the right to exercise the Option (to the extent vested) will expire on the earlier of (i) one (1) year after the date of the Optionee's Termination of Employment, or (ii) the expiration date under the terms of the Agreement. Until the expiration date, the Optionee's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.6.

      (c) If the Optionee's Termination of Employment is for any reason other than death or Disability, the right to exercise the Option (to the extent that it is vested) will expire on the earlier of (i) three (3) months after the date of the Optionee's Termination of Employment, or
          (ii) the expiration date under the terms of the Agreement. However, if the Option would then expire during the Pooling Period and the Common Stock received upon the exercise of the Option would be subject to the Pooling Period transfer restrictions, then the right to exercise the Option will expire ten (10) calendar days after the end of the Pooling Period. "Pooling Period" means the period in which property is subject to restrictions on transfer in compliance with the "Pooling of Interests Accounting" rules set forth in the Securities and Exchange Commission Accounting Series Releases 130 and 135. If Termination of Employment is for a reason other than the Optionee's death or disability and the Option holder dies after his or her Termination of Employment but before the right to exercise the Option has expired, the right to exercise the Option shall expire on the earlier of (i) one (1) year after the date of the Optionee's Termination of Employment, or (ii) the date the Option expires under the terms of the Agreement, and, until expiration, the Optionee's heirs, legatees or legal representative may exercise the Option, except to the extent the Option was previously transferred pursuant to Section 6.6.

 6.8. Forfeiture for Cause. Notwithstanding any provision of the Plan to the contrary, unless provided otherwise in an Option Agreement, all unexercised Options granted to an Optionee whose Termination of Employment is for "cause" shall terminate and be forfeited by the Optionee. A termination of Employment shall be for cause if it is by reason of (i) conduct related to the Optionee's service to the Company or an Affiliate for which either criminal or civil penalties against the Optionee may be sought, (ii) a material violation of Company policies, or (iii) disclosing or misusing any confidential information or material concerning the Company or Affiliate. An Optionee may be released from the forfeiture provisions of this section if the Committee (or its duly appointed agent) determines in its sole discretion that such action is in the best interests of the Company.

 6.9. Employee Status. For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after Termination of Employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.10. Exercise. The Option holder must provide written notice to the Secretary of the Company of the exercise of Options and the number of Options exercised. Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.11. Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. Unless otherwise provided by the Agreement, payment of all or part of the Option price may also be made by surrendering shares of Common Stock to the Company that have been held for at least six (6) months prior to the date of exercise. If Common Stock is used to pay all or part of the Option price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised. With the consent of the Committee, all or part of the Option price may be paid with a full-recourse promissory note. However, the par value of the Common Stock, if newly issued, shall be paid in cash or cash equivalents. The shares received upon exercise of the Option shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. If the Common Stock is traded on an established securities market, the Committee may approve payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

6.12. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option.

6.13. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company. The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under the Plan be endorsed with a legend in substantially the following form:

            The shares evidenced by this certificate may not be sold or
            transferred prior to           , 19          , in the absence of a
            written statement from the Company to the effect that the Company is aware of the facts of such sale or transfer.

      The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option. Upon delivery to the Company, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Company does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Company is award of the fact of such sale or transfer.

                                  ARTICLE VII
                                      SARS

 7.1. Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom SARs are to be granted and will specify the number of shares covered by such awards. In addition no Participant may be granted Corresponding SARs (under all Incentive Stock Option plans of the Company and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

 7.2. Maximum SAR Period. The maximum period in which an SAR may be exercised shall be determined by the Committee on the date of grant, except that no Corresponding SAR that is related to an Incentive Stock Option shall be exercisable after the expiration of ten years from the date such related Option was granted. In the case of a Corresponding SAR that is related to an Incentive Stock Option granted to a Participant who is or is deemed to be a Ten Percent Stockholder, such Corresponding SAR shall not be exercisable after the expiration of five years from the date such related Option was granted. The terms of any Corresponding SAR that is related to an Incentive Stock Option may provide that it is exercisable for a period less than such maximum period.

 7.3. Nontransferability. Except as provided in Section 7.4, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

 7.4. Transferable SARs. Section 7.3 to the contrary notwithstanding, if the Agreement so provides, a SAR may be transferred by a Participant to the children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant.

 7.5. Exercise. Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

 7.6. Employee Status. If the terms of any SAR provide that it may be exercised only during employment or within a specified period of time after Termination of Employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

 7.7. Settlement. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

 7.8. Stockholder Rights. No Participant shall, as a result of receiving an SAR award, have any rights as a stockholder of the Company or any Affiliate until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

                                  ARTICLE VIII
                                  STOCK AWARDS

 8.1. Award. In accordance with the provisions of Article IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards.

 8.2. Vesting. The Committee, on the date of the award, may prescribe that a Participant's rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.

 8.3. Performance Objectives. In accordance with Section 8.2, the Committee may prescribe that Stock Awards will become vested or transferable or both based on objectives such as, but not limited to, the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, or Fair Market Value. If the Committee, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objectives have been achieved.

 8.4. Stock Legends. The Committee, on behalf of the Company, may endorse such legend or legends upon the certificates representing the shares of Common Stock, and may issue such "stop transfer" instructions as it determines to be necessary or appropriate to implement the provisions of any agreement between the Company or an Affiliate and the Participant with respect to such shares.

 8.5. Employee Status. In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

 8.6. Nontransferability. Except as provided in Section 8.7, Stock Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in a Stock Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

 8.7. Transferable Stock Awards. Section 8.6 to the contrary notwithstanding if the Award so provides, a Stock Award may be transferred by a Participant to the children, stepchildren, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners; provided, however, that Participant may not receive any consideration for the transfer. The holder of a Stock Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Stock Award during the period that it was held by the Participant.

 8.8. Stockholder Rights. Prior to their forfeiture (in accordance with the applicable Agreement) and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

                                   ARTICLE IX
                          CHANGE IN CAPITAL STRUCTURE

 9.1. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

 9.2. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options, SARs and Stock Awards hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option or an SAR or the receipt of a Stock Award, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the optionee exercised his or her Option or SAR or received his or her Stock Award in full immediately prior to the event requiring the adjustment; and
      (ii) the number and class of shares then reserved for issuance under the Plan and the maximum number of shares for which awards may be granted to a Participant during a specified time period shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

 9.3. After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving company, each holder of an Option or an SAR shall, at no additional cost, be entitled upon exercise of such Option or SAR to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option or SAR shall then be so exercisable, the number and class of shares of stock or other securities to which such Option holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such Option holder had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option or SAR shall be so exercised.

 9.4. If the Company is merged into or consolidated with another company under circumstances where the Company is not the surviving company, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another company while unvested or unexercisable Options or SARs, or unvested Stock Awards, remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options, SARs or Stock Awards with new options, stock appreciation rights or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options, SARs and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall be vested and exercisable immediately prior to the effective date of any such merger, consolidation, liquidation, or sale (the "corporate event"). Upon occurrence of the corporate event, all unexercised SARs and Options which have not been continued or assumed, whether or not such Options were vested or exercisable before application of this Section, shall terminate and all SARs and Options which have not been continued or assumed shall be deemed to have been exercised.

 9.5. Except as previously expressly provided, neither the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.

 9.6. Adjustment under the preceding provisions of this section will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustment. No adjustment will be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code.

 9.7. The Committee may make Stock Awards and may grant Options and SARs in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in Section 9.3 of this Article IX. Notwithstanding any provision of the Plan (other than the maximum number of shares of Common Stock that may be issued under the Plan), the terms of such substituted Stock Awards or Option or SAR grants shall be as the Committee, in its discretion, determines is appropriate.

                                      ARTICLE X
                                 WITHHOLDING OF TAXES

10.1. The Company shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company in good faith believes is imposed upon it in connection with Federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option, SAR or Stock Award withheld, (ii) tender back to the Company shares of Common Stock received pursuant to an Option, SAR or Stock Award,
      (iii) deliver to the Company previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Company in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company with respect to the Option, SAR or Stock Award.

                                     ARTICLE XI
                               COMPLIANCE WITH LAW AND
                            APPROVAL OF REGULATORY BODIES

11.1. General Requirements. No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable Federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with Federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

11.2. Participant Representatives. The Committee may require that a Participant, as a condition to receipt of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person's own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

                                  ARTICLE XII
                               GENERAL PROVISIONS

12.1. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

12.2. Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.3. Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

12.4. Choice of Law. The Plan and all Agreements entered into under the Plan shall be interpreted under the law of the State of Delaware.

                                    ARTICLE XIII
                                      AMENDMENT

13.1. The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until stockholder approval is obtained if required under applicable Federal or state corporate or securities laws, or pursuant to the terms of any listing or similar agreement to which the Company is a party, or pursuant to the rules of any domestic stock exchange or quotation system on which the Company's shares may then be listed. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Stock Award, Option or SAR outstanding at the time such amendment is made.

                                     ARTICLE XIV
                      EFFECTIVE DATE OF PLAN, DURATION OF PLAN

14.1. The Plan became effective as of September 9, 1999 upon adoption by the Stockholders of the Company after approval by the Board on June 24, 1999.

14.2. Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders, except that Options, SARs and Stock Awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the Plan until the Options terminate or are exercised.

       Date: September 9, 1999          Video Network Communications, Inc.

                                        By:
                                        --------------------------------------------------------

                                        Title:
                                        --------------------------------------------------------

PROXY

                      VIDEO NETWORK COMMUNICATIONS, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                APRIL 24, 2001

The undersigned, a holder of common stock of Video Network Communications, Inc., a Delaware corporation (the "Company") as of March 19, 2001, the record date for the Annual Meeting of Stockholders to be held on Tuesday, April 24, 2001, does hereby appoint Robert H. Emery and Carl Muscari and each of them the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the 2001 Annual Meeting of Stockholders, to be held at the Company's principal executive offices located at 50 International Drive, Portsmouth, New Hampshire 03801, on Tuesday, April 24, 2001 at 10:00 a.m. local time, or at any adjournment or adjournments thereof.

          (Continued and to be signed and dated on the other side.)

                             Fold and detach here

                                PROXY BY MAIL

The Board of Directors of Video Network Communications recommends that you vote "FOR" each of the following proposals:

1.To elect the following directors of the Company               2. To approve the amendment to the Company's        FOR    WITHHELD
  to serve for a three-year term expiring at the                   1999 Stock Incentive Plan to increase to
  respective annual meeting of stockholders or                     3,640,000 shares the number of shares of
  his successor is elected and qualified:                          common stock issuable under the 1999 Plan:       ____    _______


                                                  FOR   WITHHELD
  Quentin R. Lawson - Annual Meeting 2002         ALL    FOR ALL 3.In their discretion, the proxies are authorized  FOR    WITHHELD
  Martin Grant - Annual Meeting 2003                               to vote upon such other and further business
  Steven A. Rogers - Annual Meeting 2003                           as may properly come before the 2001 Annual
  James F. Bunker - Annual Meeting 2004                            Meeting.
  Eugene R. Cacciamani - Annual Meeting 2004
  Carl Muscari - Annual Meeting 2004              ____  ________                                                    ____    _______

(To withhold authority to vote for any particular Nominee, write the Nominee's name in the space provided below).

======================================================

IF YOU WISH TO VOTE ELECTRONICALLY, PLEASE READ THE          The Proxy will be voted as directed or if no
        INSTRUCTIONS BELOW.                                  direction is indicated, will be voted "FOR"
                                                             the proposals.  This Proxy is solicited on
                                                             behalf of the Board of Directors.

                                                                    COMPANY NUMBER:

                                                                     PROXY NUMBER:

                                                                    ACCOUNT NUMBER:

Signature:                              Signature:                            Date:
----------                              ----------                            -----


Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

               FOLD AND DETACH HERE AND READ THE REVERSE SIDE.

                        VOTE BY INTERNET OR TELEPHONE


                         QUICK *** EASY *** IMMEDIATE

- You can now vote your shares electronically through the Internet or by telephone.

-    -  This eliminates the need to return the proxy card.

- Your electronic vote authorized the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET: WWW.VNCI.NET

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE BY PHONE: 1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

TO VOTE YOUR PROXY BY MAIL: Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.



    PLEASE DO NOT RETURN THE ABOVE CARD IF YOU VOTE BY PHONE OR INTERNET.